Pacer CSOP FTSE China A50 ETF
Schedule of Investments
July 31, 2022 (Unaudited)
	Shares	Value
COMMON STOCKS - 99.5%
Agriculture - 3.5%
Muyuan Foods Co. Ltd.	13,962	$123,513
Tongwei Co Ltd.	11,800	94,247
		217,760
Auto Manufacturers - 5.2%
BYD Co. Ltd. - Class A	4,745	225,629
Great Wall Motor Co. Ltd. - Class A	7,200	36,838
SAIC Motor Corp. Ltd.	25,400	61,038
		323,505
Auto Parts & Equipment - 7.4%
Contemporary Amperex Technology Co. Ltd. (a)	6,100	460,497

Banks - 18.0%
Agricultural Bank of China Ltd. - Class A	248,500	105,122
Bank of China Ltd. - Class A	117,700	53,459
Bank of Communications Co. Ltd. - Class A	103,100	70,700
Bank of Ningbo Co Ltd.	17,300	80,116
China CITIC Bank Corp. Ltd. - Class A	25,500	16,502
China Construction Bank Corp. - Class A	25,200	20,834
China Merchants Bank Co. Ltd. - Class A	54,200	282,134
Industrial & Commercial Bank of China Ltd. - Class A	202,300	131,520
Industrial Bank Co. Ltd.	54,500	143,749
Ping An Bank Co. Ltd.	51,000	95,987
Postal Savings Bank of China Co Ltd. - Class A	55,300	38,496
Shanghai Pudong Development Bank Co. Ltd.	77,100	83,083
		1,121,702
Beverages - 24.5%
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd.	4,000	98,082
Kweichow Moutai Co. Ltd.	3,200	901,711
Luzhou Laojiao Co. Ltd.	3,845	126,812
Shanxi Xinghuacun Fen Wine Factory Co. Ltd.	3,183	129,532
Wuliangye Yibin Co. Ltd.	10,200	270,095
		1,526,232
Building Materials - 0.8%
Anhui Conch Cement Co. Ltd. - Class A	10,500	50,652

Chemicals - 1.6%
Wanhua Chemical Group Co. Ltd.	8,212	102,022

Coal - 1.2%
China Shenhua Energy Co. Ltd. - Class A	18,600	77,578

Commercial Services - 0.8%
Beijing-Shanghai High Speed Railway Co. Ltd.	74,880	51,682

Diversified Financial Services - 1.5%
CITIC Securities Co. Ltd. - Class A	32,070	93,299

Electric - 3.4%
China Yangtze Power Co. Ltd.	59,700	211,607

Electronics - 2.3%
Foxconn Industrial Internet Co. Ltd.	32,800	48,928
Luxshare Precision Industry Co. Ltd.	18,629	93,875
		142,803
Energy-Alternate Sources - 2.9%
LONGi Green Energy Technology Co. Ltd.	19,920	181,840

Engineering & Construction - 1.3%
China State Construction Engineering Corp. Ltd.	110,100	82,364

Food - 4.1%
Foshan Haitian Flavouring & Food Co. Ltd.	10,727	131,628
Inner Mongolia Yili Industrial Group Co. Ltd.	16,800	89,346
Yihai Kerry Arawana Holdings Co. Ltd. (a)	5,100	34,678
		255,652
Healthcare-Products - 2.2%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd.	3,200	137,505

Healthcare-Services - 1.5%
WuXi AppTec Co. Ltd. - Class A	6,696	92,829

Home Furnishings - 1.0%
Haier Smart Home Co Ltd. - Class A	16,600	61,081

Insurance - 3.7%
China Pacific Insurance Group Co. Ltd. - Class A	18,000	53,942
Ping An Insurance Group Co. of China Ltd. - Class A	28,400	177,553
		231,495
Internet - 1.8%
East Money Information Co. Ltd.	34,727	114,688

Mining - 1.2%
Zijin Mining Group Co. Ltd. - Class A	54,100	71,708

Oil & Gas - 0.9%
China Petroleum & Chemical Corp. - Class A	89,600	54,660

Pharmaceuticals - 2.5%
Jiangsu Hengrui Medicine Co. Ltd.	16,700	87,476
Zhangzhou Pientzehuang Pharmaceutical Co Ltd.	1,600	70,230
		157,706
Real Estate - 1.0%
China Vanke Co. Ltd. - Class A	25,500	65,139

Retail - 2.5%
China Tourism Group Duty Free Corp. Ltd.	5,100	158,892

Transportation - 2.6%
COSCO SHIPPING Holdings Co. Ltd. - Class A	33,200	67,610
SF Holding Co. Ltd.	12,900	95,431
		163,041
TOTAL COMMON STOCKS (Cost $5,865,894)		6,207,939

	Principal Amount
SHORT-TERM INVESTMENTS - 0.4%
MONEY MARKET DEPOSIT ACCOUNTS - 0.4%
U.S. Bank Money Market Deposit Account 1.600% (b)	$23,587	23,587
TOTAL SHORT-TERM INVESTMENTS (Cost $23,587)		23,587

Total Investments (Cost $5,889,481) - 99.9%		6,231,526
Other Assets in Excess of Liabilities - 0.1%		7,662
TOTAL NET ASSETS - 100.0%		$6,239,188

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The rate shown is as of July 31, 2022.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

Summary of Fair Value Disclosure at July 31, 2022 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities, including master limited partnerships ("MLPs"), listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market (“Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company’s net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.
                                                                                                                                                                                                                                                                                                                                                                                                                                                                                            Options on securities that are listed on an exchange shall be valued at the sale price on such exchange (or any other exchange on which such options are listed) having the trade closest to the close of the New York Stock Exchange (“NYSE”) on the day of valuation or, if there was no sale on any of the applicable options exchanges on such day, at the mean between the highest bid and lowest ask price on any of such exchanges on such day closest to the close of the NYSE on such day. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.
                                                                                                                                                                                                                                                                                                                                                                                                                                                                                             Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the twenty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent source.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value.

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Procedures approved by the Board of Trustees (the “Board”).

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2022:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$ 6,207,939	$ -	$ -	$ -	$ 6,207,939
Short-Term Investments	23,587				23,587
Total Investments in Securities	$ 6,231,526	$ -	$ -	$ -	$ 6,231,526
^ See the Schedules of Investments for further disaggregation of investment categories.

For the period ended July 31, 2022, the Fund did not recognize any transfers to or from Level 3.